SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              e*machinery.net, inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                              e*machinery.net, inc.
         (Registrant formerly known as Harvard Financial Services Corp.)
                 1400 Medford Plaza, Route 70 and Hartford Road
                            Medford, New Jersey 08055

                           P R O X Y   S T A T E M E N T

     Proxies, enclosed with this Proxy Statement, are requested by the Board of Directors of e*machinery.net, inc. for the Annual and Special Meeting of Stockholders. The meeting is to be held on March 10, 2000 at 9:00 a.m. at 1400 Medford Plaza, Medford, New Jersey 08055. The Annual Meeting portion refers to the fiscal year ended December 31, 1998. The audited financials for the fiscal year ended December 31, 1999 will not be available until after March 31, 2000, whereupon another Annual Meeting for fiscal 1999 will be planned for later in the Year 2000. Combined with the Annual Meeting for fiscal 1998 will be a Special Meeting of Stockholders to vote for the proposals as contained in this proxy.

     Stockholders of record as of the close of business on February 2, 2000 will be entitled to vote at the meeting and any adjournment of that meeting. As of that date, shares of common stock of Harvard Financial Services Corp. (the Amendment to the Certificate of Incorporation and name change to e*machinery.net, inc. took effect on February 9, 2000) were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any shareholder submitting a proxy has the right to revoke it at any time before it is exercised.

     Any proxies that are sent in by stockholders may be revoked before March 10, 2000 at 9:00 a.m. by mail or other deliveries in writing, or by voice vote if the shareholder attends the Annual Meeting in person.

     The people named as attorneys in the proxies are either Officers or Directors of e*machinery.net.inc. With respect to the election of a Board of Directors, shares represented by proxies in the enclosed form, which are received, will be voted as explained below under the heading Election of Directors. Where a choice has been specified on the proxy with respect to a proposal, the shares represented by the proxy will be voted in accordance with the choice selected and will be votes FOR that proposal if no specification is indicated.

     Under Delaware law, the presence of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at a meeting, constitutes a quorum for purposes of consideration and action on a matter. Only stockholders indicating affirmative or negative decision on a matter are treated as voting. Abstentions, broker non-votes or mere absence or failure to vote is not equivalent to a negative decision and will not count toward a quorum, and if a quorum is otherwise present, effect the outcome of a vote. A broker non-vote occurs when a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters. The affirmative vote of the holders of a majority of shares of common stock entitled to vote at the annual meeting is required for approval of each of the actions proposed to be taken at the Annual Meeting. If a stockholders' meeting is called for the election of Directors and is adjourned for lack of a quorum and another stockholders' meeting is called, those stockholders entitled to vote who attend the adjourned meeting, although less than a quorum as fixed under Delaware law or in the by-laws, shall be a quorum for the purpose of electing Directors. If a meeting called to vote upon any other matter than the election of Directors has been adjourned for at least 15 days because of the absence of a quorum, those stockholders entitled to vote who attend such meeting, although less than a quorum as fixed under Delaware law or in the by-laws shall still constitute a quorum for purpose of acting upon any matter set forth in the notice of meeting. If the notice actually states that those stockholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose upon acting on the matter, then the vote would be binding.

     The Company is not aware of any other matters to be presented at the meeting. If any other matters are presented at the meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted by and in the judgment of the persons named as proxies.

                    E*machinery.net, inc. -- Proxy Statement

     Form 10-KSB report for the fiscal year ended December 31, 1998 as filed with the SEC, including complete financial statements audited by Baratz & Associate, P.A., as well as Harvard's Form 10-QSB report for the period ended September 30, 1999 are available upon request.

     The first date that this Proxy Statement and proxy material were sent to the stockholders was February 14, 2000.


Proposal No. 1 - ELECTION OF DIRECTORS

     Directors are to be elected at the meeting, each to serve until the next Annual Meeting and until his or her successor shall have been elected and qualified. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the proxy card will have discretionary authority to vote.

NOMINEES FOR DIRECTORS

Name                      Age    Director Since    Principal Occupation
----                      ---    --------------    --------------------

Arthur A. O'Shea, III     39          2000         Nominee for Director,
                                                   President and Chief Executive
                                                   Officer of the Company

Stuart R. Matthews        34          2000         Nominee for Director,
                                                   Vice President and Treasurer
                                                   of the Company

Kevin J. McAndrew         41          1998         Secretary, Director

Stanton M. Pikus          59          1994         Director

Frank A. Cappiello*       74          2000         Director

----------
* Independent Director

BIOGRAPHIES OF THE NOMINEES FOR DIRECTORS

ARTHUR A. O'SHEA, III has been a Director of e*machinery, inc. since its inception and will be the President, Chief Executive Officer and Director of the Company if elected as of March 10, 2000. From 1992 through the inception of e*machinery, inc. in 1999, Mr. O'Shea was employed in various capacities by Hoss Equipment Company, one of the largest used equipment dealers in the United States. From 1998 through 1999, he was Vice President, Chief Operating Officer and International Sales Director; in 1997, he was Vice President of Sales, both domestic and international; and from 1992 through 1996, he was International Sales Director. From 1990 through 1991, he was a consultant with Industrial Metals Company and Liberty Iron & Metals to dismantle and re-sell the major assets of Lafarge Corporation cement processing plant located in Fort Worth, Texas. From 1986 through 1990, he traveled extensively throughout Latin America, as well as Mexico, employed by three (3) major dealers of Caterpillar equipment. He also, during this period, was a consultant for five (5) construction companies in Mexico with regard to the utilization of heavy construction machinery. From 1980 through 1985, he was employed by Darr Equipment Company, Inc., a North Texas and Oklahoma Caterpillar dealership. Mr. O'Shea filed a personal bankruptcy petition in February 1999 as a precautionary measure against an individual alleged creditor. The validity and enforceability of such debt is presently being vigorously litigated.

STUART R. MATTHEWS has been a Director of e*machinery, inc. since its inception and will be Vice President and Treasurer of the Company if elected as of March 10, 2000. From 1994 to date, Mr. Matthews is Marketing Director of International Sales for Hoss Equipment Company. In 1994, he worked for Alvis Arthur Machinery Company as Advertising and Marketing Director. From 1993 through early 1994, he was Sales and Customer Service Director for Dalworth Corporate Cleaning Company. From 1990 through 1993, he was employed as General Manager of the retail division for Parkway Paging Company. From 1987 through 1989, he was the Municipal Court Police Liaison for the City of Grand Prairie, Texas. From 1983 through 1986, Mr. Matthews attended the Michael F. Price College of Business at the University of Oklahoma, and also earned a degree in Advertising from the H.H. Herbert School of Journalism and Mass Communications, also at the University of Oklahoma.

                    E*machinery.net, inc. -- Proxy Statement

KEVIN J. McANDREW, CPA, has been and is Director of e*machinery, inc. and the Company. Mr. McAndrew has been the Secretary of e*machinery, inc. since its inception. When or if the shareholders ratify the acquisition of e*machinery, inc., Mr. McAndrew will resign as Vice President and Treasurer of the Company. Mr. McAndrew is also the Chief Operating Officer, Executive Vice President and a Director of Canterbury Information Technology, Inc., a public company listed on National Market NASDAQ, and has been with the company since 1987. He is a graduate of the University of Delaware (B.S. Accounting, 1980) and has been a Certified Public Accountant since 1982. From 1980 through 1983, he was an Auditor with the public accounting firm of Coopers and Lybrand in Philadelphia. From 1984 through 1986, Mr. McAndrew was employed as a Controller for a New Jersey-based division of Allied Signal, Inc.

STANTON M. PIKUS, has been and is a Director of e*machinery, Inc. since its inception and has been a Director of the Company since 1994. When or if the shareholders ratify the acquisition of e*machinery, inc., Mr. Pikus he would then resign as secretary of the Company. Mr. Pikus is the President and Chairman of the Board of Directors of Canterbury Information Technology, Inc., a NASDAQ National Market public company that focuses on information technology and training. Mr. Pikus was a founder of the company. He graduated from the Wharton School of the University of Pennsylvania (B.S. Economics and Accounting) in 1962. From 1968 through 1981, he had been President and majority stockholder of Brown, Bailey and Pikus, Inc., a mergers and acquisitions consulting firm that completed more than twenty (20) transactions. In addition, Mr. Pikus has been retained in the past by various small- to medium-sized public companies in the capacity of an independent financial consultant.

FRANK A. CAPPIELLO has been a Director of e*machinery.net, inc. since February, 2000. He is the President of an investment counseling firm: McCullough, Andrews & Cappiello, Inc., that provides management of more than $1 billion of assets. He is Chairman of three no-load mutual funds; Founder and Principal of Closed-End Fund Advisors, Inc.; publisher of Cappiello's Closed-End Fund Digest; author of several books and a regular panelist on "Wall Street Week with Louis Rukeyser." For more than 12 years Mr. Cappiello was Chief Investment Officer for an insurance holding company with overall responsibility for managing assets of $800 million. Before that, he was the Research Director of a major stock brokerage firm. Mr. Cappiello has been and is a Director of Canterbury Information Technology, Inc. since 1995. He is a graduate of the University of Notre Dame and Harvard University's Graduate School of Business Administration.

Directors and Officers Prior to the Proposed Acquisition of e*machinery, inc.

     During the period prior to March 10, 2000 (assuming a favorable vote for the acquisition), the following were and are the Officers and Directors of the
Company:

Name                        Age      Director Since    Principal Occupation
----                        ---      --------------    --------------------

Louis Kassen                 60           1994         Director and President

Stanton M. Pikus**           59           1994         Director and Secretary

Kevin J. McAndrew**          41           1998         Director and Treasurer

----------
** Biographies listed above

     Louis Kassen, Esq. was President and Director of Harvard Financial Services Corp. from 1994 until March 10, 2000, when or if the shareholders ratify the Acquisition of e*machinery, inc., he would then resign both positions. Mr. Kassen obtained the degree of Juris Doctor in 1966 from Temple University Law School in Philadelphia, PA. and his Bachelor's degree from Temple University in 1963. Mr. Kassen is a member of the New Jersey and Pennsylvania Bars and the New Jersey State Bar Association. Mr. Kassen and his firm, Louis Kassen, P.A., have served as both general and independent counsel for the Consumer Finance Divisions of several insurance companies. While representing these insurance companies, he directed the mortgage acquisition, documentation and closing departments. Mr. Kassen's firm also was retained by the Liquidation Division of the Pennsylvania Department of Insurance.

                    E*machinery.net, inc. -- Proxy Statement

RELATED TRANSACTIONS

     Please be advised that the present Officers and Directors have the following relationships and related transactions with the Company.

     In August 1999, Louis Kassen received 35,000 shares of restricted common stock (which reflects the 1 for 10 reverse stock split effective February 9, 2000) of Harvard Financial Services Corp. for services rendered as President.

     Stanton M. Pikus is the President, Chief Executive Officer and Chairman of the Board of Director of Canterbury Information Technology, Inc. and Kevin J. McAndrew is the Executive Vice President, Chief Financial Officer and Director of Canterbury Information Technology, Inc. Frank A. Cappiello is a Director of Canterbury Information Technology, Inc. Canterbury Information Technology, Inc. is a 11% shareholder in e*machinery.net, inc. and CALC/Canterbury Corp., a wholly owned subsidiary of Canterbury Information Technology, Inc., has been and will continue to work closely with e*machinery.net, inc. to provide information technology services, and in particular, will oversee the development of emachinery.net's Web site.

     In addition, both Mr. Pikus and Mr. McAndrew have purchased significant shares of common stock in e*machinery, inc. (See Security Ownership of Management and Principal Shareholders.)

     On January 28, 2000, as part of a settlement for debt Canterbury Information Technology, Inc. was issued 154,194 pre-split (15,420 post-split) restricted shares of common stock of the Company as partial payment of services. Also as part of the settlement of debt, Canterbury would also receive $50,000 at closing as well as any and all proceeds received by Harvard Financial Services, Inc. (a wholly owned subsidiary of Harvard Financial Services Corp.) relating to that company's student notes receivable except any proceeds due Harvard from the students of Blake School of Business in New York.

EXECUTIVE CASH COMPENSATION

     No Officer of the Company whom was paid for services rendered in fiscal 1997, 1998, and 1999 received at least $100,000 in total annual compensation.

EMPLOYMENT CONTRACTS

     Prior to the proposed acquisition of e*machinery, inc., there were no employees with employment agreements. After the proposed acquisition of e*machinery, inc. and the change in control, there are employment agreements with Arthur A. O'Shea and Stuart R. Matthews as follows:

     In January, 2000, Arthur A. O'Shea, President and Chief Executive Officer entered into a five year employment agreement with e*machinery, inc. and after the proposed acquisition is finalized the Employment Agreement would then be with the Company. The agreement provides for a base salary of $250,000 with a cash bonus opportunity of $200,000 a year based upon the Company exceeding budget by 10% to 50%. There are also additional stock option incentives based on e*machinery.net, inc.'s performance. There is a stock option bonus opportunity of 66,666 options for each year Mr. O'Shea remains with the Company. There is a stock option incentive opportunity of 66,666 options for a 15% increase in net income and a stock option incentive opportunity of 66,667 options for a 30% increase in net income. In conjunction with this contract, Mr. O'Shea agreed to a covenant not to compete with the Company during his employment and for a five-year period after his employment with the Company has terminated.

                    E*machinery.net, inc. -- Proxy Statement

     In January, 2000, Stuart R. Matthews, Vice President and Treasurer entered into a five year employment agreement with e*machinery, inc. and after the proposed acquisition is finalized the Employment Agreement would then be with the Company. The agreement provides for a base salary of $150,000 with a cash bonus opportunity of $100,000 a year based upon the Company exceeding budget by 10% to 50%. There are also additional stock option incentives based on e*machinery.net, inc.'s performance. There is a stock option bonus opportunity of 33,333 options for each year Mr. Matthews remains with the Company. There is a stock option incentive opportunity of 33,333 options for a 15% increase in net income and a stock option incentive opportunity of 33,334 options for a 30% increase in net income. In conjunction with this contract, Mr. Matthews agreed to a covenant not to compete with the Company during his employment and for a five-year period after his employment with the Company has terminated.

COMMITTEES OF THE BOARD

     The Board has established an Audit Committee and a Compensation Committee. All committees are currently composed of at least one Independent Directors who is not an Officer. Subsequent to the proposed acquisition, the Independent Director of the Company is Frank A. Cappiello.

DIRECTORS' REMUNERATION

     Directors received no cash or stock compensation for services as Directors during the 1998 and 1999 fiscal years.

     The Company had 3 meetings of the Board of Directors during fiscal 1998 and 3 meeting during fiscal 1999. There was no incumbent who, during the last full fiscal year, attended fewer than 100% of said meetings.


        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ENTIRE
                      SLATE OF NOMINEES IN PROPOSAL NO. 1.

     A majority vote of over 50% will be necessary to carry this proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     (A) (B) The following table sets forth certain information with regard to the record and beneficial ownership of the Company's Common Stock prior to the proposed acquisition of e*machinery, inc. on March 10, 2000 by (i) each shareholder owning of record or beneficially 5% or more of the Company's Common Stock (ii) each Director individually, and (iii) all Officers and Directors of the Company as a group. All numbers have been adjusted to reflect the 1 for 10 reverse stock split effective February 9, 2000.


                                               Shares Beneficially            % Owned of
Name                                        Owned on March 9, 2000(1)      Company's Shares
----                                        -------------------------      ----------------
Stanton M. Pikus(2)                                  204,750                    17.06%
Kevin J. McAndrew                                     45,000                     3.75%
William N. Levy                                      181,125                    15.09%
Louis Kassen                                         154,250                    12.85%
WCM Investments                                       90,438                     7.54%
Canterbury Information Technology, Inc.              132,920                    11.08%
---------------------------------------
All Officers and Directors
as a group (3 in number)                             404,000                    33.67%

----------
(1) Assuming no additional purchases, transfers or dispositions.
(2) Included in the 204,750 shares beneficial owned by Stanton M. Pikus are 3,000 shares owned by Jean Z. Pikus, wife of Stanton, and 10,000 owned by the Matthew Z. Pikus Trust, Mr. Pikus' son.

                    E*machinery.net, inc. -- Proxy Statement

     (A) (B) The following table sets forth certain information with regard to the record and beneficial ownership of the Company's Common Stock subsequent to the proposed acquisition of e*machinery, inc. on March 10, 2000 by (i) each shareholder owning of record or beneficially 5% or more of the Company's Common Stock (ii) each Director individually, and (iii) all Officers and Directors of the Company as a group. All numbers have been adjusted to reflect the 1 for 10 reverse stock split effective February 9, 2000.

                                  Shares to be Beneficially       % Owned of
Name                              Owned on March 10, 2000(1)   Company's Shares
----                              --------------------------   ----------------
Arthur A. O'Shea III                      4,000,000                 38.46%
Stuart R. Matthews                        2,000,000                 19.23%
Stanton M. Pikus(2)                       2,204,750                 21.20%
Kevin J. McAndrew                           445,000                  4.28%
Frank A. Cappiello                           50,000                    .5%
--------------------------
All Officers and Directors
as a group (5 in number)                  8,699,750                 83.65%

----------
(1) Assuming no additional purchases, transfers or dispositions
(2) Included in the 204,750 shares beneficial owned by Stanton M. Pikus are 3,000 shares owned by Jean Z. Pikus, wife of Stanton, and 10,000 owned by the Matthew Z. Pikus Trust, Mr. Pikus' son.


Proposal No. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors, upon recommendation of the Audit Committee, has selected Baratz & Associates, P.A., as independent accountants for the Company for the fiscal year ending December 31, 1999 and December 31, 2000. Baratz & Associates, P.A. has been the independent public accountants for the Company since 1996.

      Representatives of Baratz & Associates, P.A. are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Baratz & Associates, P.A. is not ratified, the Board of Directors will reconsider its selection of auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

     A majority vote of over 50% will be necessary to carry this proposal.

Proposal No. 3 - APPROVAL OF THE ACQUISITION OF 100% OF THE SHARES OF
                 E*MACHINERY, INC.

     On January 28, 2000 the Board of Directors of Harvard Financial Services Corp. voted to enter into a Stock for Stock Acquisition Agreement to acquire 100% of the shares of stock of e*machinery, inc. One of the conditions of the Agreement agreed to by the Company was to effectuate a 1 for 10 reverse stock split, whereby each shareholder shall receive one share of common stock for every ten shares of common stock held on February 2, 2000, which was the record date. On January 28, 2000 a quorum and majority of shareholders of Harvard Financial Services Corp. voted to amend its Certificate of Incorporation to change its name to e*machinery.net, inc.; effect a 1 for 10 reverse stock split; and change its stock symbol to "EMAC" all on February 9, 2000, all in anticipation of a successful ratification vote by the shareholders at a Special Shareholders Meeting on March 10, 2000. On February 9, 2000, the reverse stock split was effectuated and the name was changed from Harvard Financial Services Corp. to emachinery.net, inc.

                    E*machinery.net, inc. -- Proxy Statement

     e*machinery, inc. is a start-up company that is in the process of designing a vertically integrated portal to provide interplay between the manufacturers, rebuilders, distributors, resellers and providers of support goods and services to the construction and mining equipment industry worldwide. A copy of e*machinery, inc.'s Private Placement Memorandum and Exchange for Stock Agreement are exhibits to a Form 8-K to be filed on February 16, 2000 to assist in your voting deliberations. For those that are not able to access the Form 8-K, immediately, write the Company and the Company will send you such copy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

OTHER MATTERS

     This proxy contains forward looking statements. The actual results might differ materially from those projected in the forward looking statements. Additional information concerning factors that could cause actual results to materially differ from those in forward looking statements is contained in the Company's SEC filings, including periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available upon request from the Company's investor relations department.


                                            Respectfully submitted,

                                            By: /s/ Kevin J. McAndrew
                                                ---------------------
                                                Kevin J. McAndrew
                                                Secretary

Dated: February 14, 2000

     Stockholders who do not expect to be present at the meeting and who wish to have their shares voted, are requested to make, date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if it is mailed in the United States.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                                 March 10, 2000
--------------------------------------------------------------------------------
To the Stockholders
e*machinery.net, inc.                                          February 14, 2000

The fiscal 1998 Annual and Special Meeting of Stockholders of e*machinery.net, inc. (the "Company") will be held at 1400 Medford Plaza, Medford, New Jersey on March 10, 2000 at 9:00 a.m. (Eastern Standard Time) for the following purposes:

1. To elect five (5) Directors for the ensuing year, and until their successors are duly elected and qualified (Proposal No.1);

2. To ratify the appointment of Baratz & Associates, P.A., as the Company's independent public accountants for the fiscal year ending December 31, 1999 and December 31, 2000 (Proposal No. 2);

3. To approve the acquisition of 100% of the shares of e*machinery, inc. (Proposal No. 3);

4. To transact any other business as may properly be brought before the meeting, or any adjournment thereof.

Only stockholders of record as of the close of business on February 2, 2000 (record date) are eligible to vote at this Annual and Special Meeting of Stockholders or any adjournment thereof. However, so that we may be sure your vote will be counted, we invite you to sign and date this proxy card and return it as soon as possible in the envelope provided. If you attend the meeting, you may revoke your proxy and vote in person.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY UNITED STATES POSTAGE.

                                            By order of the Board of Directors,

                                            By: /s/ Kevin J. McAndrew
                                                -------------------------------
                                                Kevin J. McAndrew
                                                Secretary

February 14, 2000, Medford, NJ

The Company's 10-KSB Report for the fiscal year ended December 31, 1998, as well as the 10-QSB Report for the three months ended September 30, 1999 are available free of charge upon written request to: e*machinery.net, inc., 1400 Medford Plaza, Medford, New Jersey 08055, and are available on the Internet directly from the Securities and Exchange Commission's Web site: edgar.com

--------------------------------------------------------------------------------

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                   Annual and Special Meeting of Stockholders
                              e*machinery.net, inc.
                   (formerly Harvard Financial Services Corp.)


                                February 14, 2000
                              e*machinery.net, inc.

              (formerly known as Harvard Financial Services Corp.)

              PROXY FOR ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

                       Please sign and return immediately

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned being a stockholder of e*machinery.net, inc., Medford, New Jersey do hereby constitute and appoint Stanton M. Pikus and Kevin J. McAndrew, or either one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution to attend the Annual and Special Meeting of Stockholders of said Corporation to be held at 1400 Medford Plaza, Medford, New Jersey 08055 on March 10, 2000 at 9:00 a.m. or any and all adjournment thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals specified in the notice of meeting dated February 14, 2000 or any and all adjournments thereof, with all the power I possess if I were personally present, hereby ratifying and confirming all that my said proxy or proxies may be in my name, place and stead as follows:

                 IMPORTANT: SIGNATURE REQUIRED ON BOTTOM OF PAGE

================================================================================

----------------------------------------------------------------
        Please mark your votes as in this example: [X]
----------------------------------------------------------------

It is specifically directed that this Proxy be voted:

1.   Election of Directors*
     To elect five (5) Directors, each for a term of one (1) year or until the next Annual Meeting: Arthur A. O'Shea, Stuart R. Matthews, Kevin J. McAndrew, Stanton M. Pikus and Frank A. Cappiello

     FOR ALL NOMINEES [ ]
     WITHHOLD ALL NOMINEES [ ]

     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

-------------------------------------------------

2. Proposal to ratify Baratz & Associates, P.A., as the Company's Independent Public Auditors.

     IN FAVOR OF [ ]     AGAINST [ ]     ABSTAIN [ ]

--------------------------------------------------------------------------------

3. Proposal to approve the acquisition of 100% of the shares of e*machinery, inc.

     IN FAVOR OF [ ]     AGAINST [ ]     ABSTAIN [ ]

*In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DESIGNATIONS ARE MADE IN THE SPACES PROVIDED ABOVE, THIS PROXY WILL BE VOTED "IN FAVOR OF" THE ABOVE PROPOSALS. The shares represented by a properly executed Proxy will be voted as directed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS; IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

--------------------------------------------------------------------------------

________________________________________ (L.S.) DATE: ______, 2000 _____________________________  (L.S.) DATE: _____, 2000
(Print Name)                                                        (Signature of Stockholder)

NOTE: ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY,
      EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.